UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2015

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

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ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 1, 2015, NewBridge Bancorp and its subsidiary NewBridge Bank executed Amended and Restated Employment and Change of Control Agreements (the “Amended and Restated Employment Agreements”) with Pressley A. Ridgill, President and Chief Executive Officer, Ramsey K. Hamadi, Senior Executive Vice President and Chief Financial Officer, Spence H. Broadhurst, Senior Executive Vice President and Chief Banking Officer, William W. Budd, Jr., Senior Executive Vice President and Chief Credit Officer, and Robin S. Hager, Senior Executive Vice President and Chief Administrative Officer (the “Executives”).

The Amended and Restated Employment Agreements, which include changes intended to comply with the Patient Protection and Affordable Care Act and other applicable governmental rules and regulations, amend and replace the Executives’ existing employment and change of control agreements. The term of Mr. Ridgill and Mr. Hamadi’s employment remains unchanged. The term of Mr. Broadhurst, Mr. Budd and Ms. Hager’s employment has been extended until March 31, 2017.

Copies of the Amended and Restated Employment Agreements are attached as Exhibit 99.1, 99.2, 99.3, 99.4 and 99.5 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Pressley A. Ridgill, effective September 23, 2015.

Exhibit 99.2	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Ramsey K. Hamadi, effective September 23, 2015.

Exhibit 99.3	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Spence H. Broadhurst, effective September 23, 2015.

Exhibit 99.4	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and William W. Budd, effective September 23, 2015.

Exhibit 99.5	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Robin S. Hager, effective September 23, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: October 2, 2015	By:	/s/ Pressley A. Ridgill
Pressley A. Ridgill, President and
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Pressley A. Ridgill, effective September 23, 2015.

Exhibit 99.2	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Ramsey K. Hamadi, effective September 23, 2015.

Exhibit 99.3	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Spence H. Broadhurst, effective September 23, 2015.

Exhibit 99.4	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and William W. Budd, effective September 23, 2015.

Exhibit 99.5	Amended and Restated Employment and Change of Control Agreement among NewBridge Bancorp, NewBridge Bank and Robin S. Hager, effective September 23, 2015.

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